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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    June 11, 2003
                                                    -------------

                                  EPIXTAR CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its chapter)

               FL                       011-15489               65-0722193
    -----------------------------      ------------         -------------------
    (State or other jurisdiction       (Commission           (IRS Employer
          of incorporation)            File Number)         Identification No.)


           11900 Biscayne Boulevard, Miami, FL                    33181
           ----------------------------------------            ----------
           (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code  (305) 503-8600
                                                    --------------

                           Global Asset Holdings, Inc.
           ------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure (Rule 135c Disclosure).

         Prior to June 30, 2003, we sold 21,010 shares of our convertible preferred stock (the "Preferred Shares") at a price of $100 per share or for gross proceeds of $2,101,000. The sale was made as part of a private placement exempt from the registration requirements of the Securities Act of 1933, pursuant to Section 4(2) thereof. For each share sold, the purchasers received warrants to purchase 14 shares of our common stock as described below. The Preferred Shares are convertible into a number of shares equal to 100 divided by a conversion price per share of $3.50. Based upon this formula, the Preferred Shares sold are presently convertible into 600,256 shares of our common stock. This conversion price may be reduced pursuant to antidilution provisions and may also be reduced to a minimum of $2.00 if we do not achieve stated performance goals.

         On most matters, the Preferred Shares vote on an as-converted basis with the common shares. A cumulative dividend of 8% accrues on the Preferred Shares and they are redeemable at $200 per shares.

         As part of the private placement, we issued warrants to purchase 294,140 shares of our common stock. The warrants expire in June 2008 and are exercisable at $7.00 per share. The price of these warrants may be adjusted upon stock splits, reverse splits, reclassification and sales below the exercise price. We also issued warrants to purchase 60,025 shares of our common stock to persons who provided services in connection with our private placement. These warrants expire in 2008 and are exercisable at $5.00 per share. In addition to the warrants, these persons are also entitled to a fee equal to 10% of the gross proceeds.

         There is a provision for cashless exercise of all of the foregoing warrants.

         The offering is continuing and we may receive additional proceeds and further Preferred Shares and warrants may be issued.

Item 7. Financial Statements and Exhibits.

         (c) Exhibits.


                                                                    Location or
Exhibit                                                             Incorporation by
 No.        Description of Document                                 Reference
-------     --------------------------------------------            -----------------
3.1(d)      Amendment to Cert. of Incorporation                     Exhibit 3.1(d) to the
            dated June 11, 2003                                     Company's Form SB-2 filed
                                                                    with the Commission on
                                                                    6/30/03

4.3         Securities Purchase Agreement                           Exhibit 4.3 to the
            Dated as of June 11, 2003                               Company's Form SB-2 filed
                                                                    with the Commission on
                                                                    6/30/03

4.4         Warrant Issued in connection with                       Exhibit 4.4 to the
            June 11, 2003 Private Placement                         Company's Form SB-2 filed
                                                                    with the Commission on
                                                                    6/30/03

4.5         Registration Rights Agreement                           Exhibit 4.5 to the
            dated as of June 11, 2003                               Company's Form SB-2 filed
                                                                    with the Commission on
                                                                    6/30/03


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     EPIXTAR CORP.
                                           ----------------------------------
                                                      (Registrant)

                                                   /s/ Martin Miller
                                           ----------------------------------
Date:  7/02/03                                         (Signature)*
                                                    Martin Miller, CEO